Exhibit 99.2

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN RE FACEBOOK INC. DERIVATIVE LITIGATION	CONSOLIDATED C.A. No. 2018-0307-KSJM
NOTICE OF PENDENCY OF THE ACTION, PROPOSED SETTLEMENT
OF THE ACTION, AND SETTLEMENT HEARING
The Court of Chancery of the State of Delaware authorized this Notice. This is not a solicitation from a lawyer.
TO:    ALL PERSONS OR ENTITIES WHO OR WHICH HELD SHARES OF META PLATFORMS, INC. (F/K/A FACEBOOK, INC.) (“META” OR THE “COMPANY”) COMMON STOCK AS OF THE CLOSE OF TRADING ON DECEMBER 5, 2025 (“CURRENT COMPANY STOCKHOLDERS”).
The purpose of this Notice is to inform you of: (i) the pendency of the stockholder derivative action captioned In re Facebook Inc. Derivative Litigation, C.A. No. 2018-0307-KSJM (the “Action”), which was brought by plaintiffs California State Teachers’ Retirement System (“CalSTRS”), Construction and General Building Laborers’ Local Union No. 79 General Fund (“Local 79”), and City of Birmingham Retirement and Relief System (“Birmingham”) (collectively, “Co-Lead Plaintiffs”), and plaintiffs Firemen’s Retirement System of St. Louis (“St. Louis”), Lidia Levy (“Levy”), and Karen Sbriglio (“Sbriglio”) (together with Co-Lead Plaintiffs, the “Plaintiffs”), on behalf of and for the benefit of the Company, in the Court of Chancery of the State of Delaware (the “Court”); (ii) a proposed settlement of the Action (the “Settlement”), subject to the approval of the Court, as provided in the Stipulation and Agreement of Settlement, Compromise, and Release dated November 20, 2025 (the “Settlement Stipulation”); (iii) the hearing that the Court will hold on April 7, 2026, at 1:30 p.m. ET, to determine whether to approve the proposed Settlement and to consider the application by Plaintiffs’ Counsel for an award of attorneys’ fees and litigation expenses, including any incentive awards to Plaintiffs to be deducted solely from any fee and expense award to Plaintiffs’ Counsel; and (iv) Current Company Stockholders’ rights with respect to the proposed Settlement and the application for attorneys’ fees and expenses.1
1 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Settlement Stipulation or the Scheduling Order, which are available in the “Investor Relations” section of the Company’s website, https://investor.atmeta.com/Legal-Notices/default.aspx.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.
YOUR RIGHTS WILL BE AFFECTED BY THE PROPOSED
SETTLEMENT OF THIS LAWSUIT.
The Settlement Stipulation was entered into as of November 20, 2025, by and among the following parties: (i) Plaintiffs, derivatively on behalf of the Company; (ii) defendants Mark Zuckerberg, Sheryl K. Sandberg, Konstantinos Papamiltiadis, Jeffrey D. Zients, Peggy Alford, Kenneth I. Chenault, Peter A. Thiel, Susan D. Desmond-Hellmann, Reed Hastings, Marc L. Andreessen, and Erskine B. Bowles (the “Individual Defendants”) and (iii) nominal defendant Meta (together with the Individual Defendants, “Defendants” and together with Co-Lead Plaintiffs and Defendants, the “Parties,” and each a “Party”), subject to the approval of the Court.
As described in paragraph 55 below, the Settlement provides for a cash payment of $190,000,000.00 (the “Settlement Amount”), which, after deducting any Court-awarded attorneys’ fee and expenses and any applicable taxes, will be paid to the Company, and the implementation of corporate governance reforms.
Because the Action was brought as a derivative action, which means that the Action was brought by Plaintiffs on behalf of and for the benefit of the Company, the cash recovery from the Settlement will go to the Company. Individual Meta stockholders will not receive any direct payment from the Settlement.
PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE.

WHAT IS THE PURPOSE OF THIS NOTICE?
1.The purpose of this Notice is to explain the Action, the terms of the proposed Settlement, and how the proposed Settlement affects Company stockholders’ legal rights.
2.In a derivative action, one or more persons or entities who are current stockholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In this case, Plaintiffs have filed suit against the Individual Defendants on behalf of and for the benefit of the Company.
3.The Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses (the “Settlement Hearing”). See paragraphs 64-72 below for details about the Settlement Hearing, including the location, date, and time of the hearing.

WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR?
THE FOLLOWING DESCRIPTION OF THE ACTION AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY THE COURT OF FINDINGS OF FACT.
A MORE COMPLETE STATEMENT OF THE FACTS OF THIS MATTER IS SET FORTH IN THE PARTIES’ PLEADINGS AND BRIEFING. ATTACHED HERETO AS EXHIBITS A AND B ARE THE PRE-TRIAL BRIEFS FILED IN THIS ACTION, WHICH SUMMARIZE THE PARTIES’ CLAIMS AND DEFENSES. PLEASE SEE PARAGRAPH 73 BELOW FOR MORE INFORMATION ABOUT HOW AND WHERE TO LOCATE THOSE DOCUMENTS.
1.In this action, Plaintiffs assert claims for breaches of fiduciary duty against the Individual Defendants, and a claim for trading on the basis of the Company’s material non-public information against Defendant Mark Zuckerberg.
2.The claims in this Action stem from the Individual Defendants’ alleged failure to ensure Facebook complied with the July 27, 2012, Federal Trade Commission (the “FTC”) final consent order against the Company (the “2012 Consent Order”) that finalized a settlement with Facebook resolving the FTC’s allegations in FTC Docket No. C-4365 relating to the Company’s privacy practices and privacy disclosures, as well as the approval in 2019 by Defendants Zuckerberg, Sandberg, Andreessen, Chenault, Desmond-Hellmann, Thiel, and Zients of a $5 billion payment to settle the FTC’s claim that Facebook had violated the 2012 Consent Order (the “2019 Settlement”).

3.The Individual Defendants deny all of Plaintiffs’ allegations and deny that they engaged in any wrongdoing or committed any violation of law or breach of fiduciary duties and believe that at all relevant times they acted properly, in good faith, and in a manner consistent with their legal duties. Specifically, the Individual Defendants deny that they caused Meta to violate the 2012 Consent Order and deny that they failed to provide proper oversight to ensure that Meta did not violate the 2012 Consent Order.
The Individual Defendants further deny they breached their fiduciary duties in approving the 2019 Settlement. Defendant Zuckerberg denies that he sold any stock on the basis of material, non-public information.
4.A more complete recitation of the claims, defenses and issues in this Action is contained in Exhibits A and B, the pre-trial briefs the parties filed in this Action.
5.On July 27, 2012, the FTC issued the 2012 Consent Order that finalized a settlement with Facebook resolving the FTC’s allegations in FTC Docket No. C-4365 related to the Company’s privacy practices and privacy disclosures.
6.On March 26, 2018, the FTC issued a press release announcing that it was pursuing an investigation into the Company’s privacy practices and compliance with the 2012 Consent Order.
7.On April 25, 2018, Sbriglio commenced the Action by filing a Verified Stockholder Derivative Complaint in the Court of Chancery of the State of Delaware (the “Court”) bearing the caption Karen Sbriglio v. Mark Zuckerberg, Sheryl Sandberg, Marc Andreessen, Erskine B. Bowles, Susan Desmond-Hellmann, Reed Hastings, Jan Koum, and Peter A. Thiel, C.A. No. 2018-0307-JRS (Trans. ID 61956909).
8.On July 23, 2018, Birmingham commenced an action pursuant to 8 Del. C. § 220 against the Company captioned City of Birmingham Relief and Retirement System v. Facebook, Inc., C.A. No. 2018-0532-JRS (Trans. ID 62266430).
9.On August 7, 2018, Sbriglio and St. Louis filed an Amended Verified Stockholder Derivative Complaint in Karen Sbriglio and Firemen’s Retirement System of St. Louis v. Mark Zuckerberg, Sheryl Sandberg, Marc Andreessen, Erskine B. Bowles, Susan Desmond-Hellmann, Reed Hastings, Jan Koum, Peter A. Thiel, Michael Schroepfer, and PricewaterhouseCoopers, LLP, C.A. No. 2018-0307-JRS (Trans. ID 62321893).

10.On September 6, 2018, Local 79 commenced an action pursuant to 8 Del. C. § 220 against the Company captioned Construction and General Building Laborers’ Local Union No. 79 General Fund v. Facebook, Inc., C.A. No. 2018-0661-JRS (Trans. ID 62418925).
11.On September 27, 2018, Levy commenced an action pursuant to 8 Del. C. § 220 against the Company captioned Lidia Levy v. Facebook Inc., C.A. No. 2018-0705-JRS (Trans. ID 62497138).
12.On October 11, 2018, the Court granted a stipulation and order consolidating each of Birmingham, Local 79, and Levy’s Section 220 actions into In re Facebook, Inc. Section 220 Litigation, Consol. C.A. No. 2018-0661-JRS (Trans ID 62549693) (the “Consolidated Section 220 Action”).
13.On October 30, 2018, Birmingham, Local 79, and Levy moved to intervene in the Action for the limited purpose of staying the Action pending the Consolidated Section 220 Action (Trans. ID 62612089), which the Court granted on December 17, 2018 (Trans. IDs 62780040, 62780039, 62830667).
14.On June 12, 2019, the Company’s board of directors voted to approve a settlement relating to the Company’s privacy practices and privacy disclosures, and the terms of the settlement included certain reforms and the Company’s $5 billion payment to the FTC.
15.On June 24, 2019, after a trial in the Consolidated Section 220 Action, the Court granted a post-trial final order and judgment ordering that the Company produce certain books and records in response to Birmingham, Local 79, and Levy’s inspection demands consistent with the Court’s post-trial memorandum opinion (Trans. IDs 63308774, 63311931, 63474261).
16.Between June 12, 2019 and May 7, 2021, the Company produced 4,675 books and records totaling 33,888 pages to Birmingham, Local 79, and Levy in the Consolidated Section 220 Action.
17.On July 24, 2019, the Company, the U.S. Department of Justice, and the FTC stipulated to a consent order imposing certain obligations on the Company’s business operations for twenty years (the “2019 Consent Order”).
18.On August 20, 2019, CalSTRS moved to intervene in the Action and join as a party plaintiff (Trans. ID 64113557), which, on September 3, 2019, the then-parties to the Action stipulated to (Trans. ID 64154252) and the Court granted on September 5, 2019 (Trans. ID 64164881).

19.On May 13, 2020, Birmingham, Local 79, and Levy commenced a derivative action on behalf of Meta by filing a Verified Stockholder Derivative Complaint in the Court bearing the caption Construction and General Building Laborers Local Union No. 79 General Fund, City of Birmingham Relief and Retirement System, and Lidia Levy v. Mark Zuckerberg, Sheryl Sandberg, Peggy Alford, Marc Andreessen, Kenneth Chenault, Peter Thiel, Jeffrey Zients, Erskine Bowles, Sue Desmond-Hellmann, Reed Hastings, Jan Koum, Lee Atwahl, Konstantinos Papamiltiadis, Sam Lessin, Christopher Cox, David Fisher, Michael Schropefer, Colin Stretch, and David Wehner, C.A. No. 2020-0363-JRS (Trans. ID 65629471).
20.On October 28, 2020, Birmingham, Local 79, and Levy filed a Motion for Consolidation of Related Actions and Entry of a Briefing Schedule for Appointment of Lead Plaintiff(s) and Lead Counsel in the Action (Trans. ID 66056607).
21.On July 16, 2021, City of Warwick Retirement System and Employees’ Retirement System of Rhode Island commenced a derivative action on behalf of Meta by filing a Verified Stockholder Derivative Complaint in the Court bearing the caption Employees’ Retirement System of Rhode Island and City of Warwick Retirement System v. Mark Zuckerberg, Sheryl Sandberg, Marc Andreessen, Peter Thiel, and Palantir Technologies, Inc., C.A. No. 2021-0617-JRS (Trans. ID 66770666).
22.On August 2, 2021, the Court granted the then-parties Stipulated Order for Consolidation of Related Actions (Trans. ID 66814729), which consolidated the above-referenced derivative actions into this Action.
23.On October 5, 2021, the Court issued an order establishing a leadership structure (Trans. ID 66991477), which designated CalSTRS, Birmingham, and Local 79 as Co-Lead Plaintiffs and their counsel as Co-Lead Counsel.

24.On November 4, 2021, Plaintiffs filed the operative Second Amended and Consolidated Verified Stockholder Derivative Complaint (the “SAC”) (Trans. ID 67051175), which alleged: breaches of fiduciary duties against Defendants Mark Zuckerberg, Sheryl Sandberg, and Konstantinos Papamiltiadis as Company officers (“Count I”); breaches of fiduciary duties against Defendants Mark Zuckerberg, Sheryl Sandberg, Peggy Alford, Marc Andreessen, Kenneth Chenault, Peter Thiel, Jeffrey Zients, Erskine Bowles, Susan Desmond-Hellmann, Reed Hastings, and Jan Koum as Company directors (“Count II”); and a Brophy claim for exploiting the Company’s material non-public information against Defendants Mark Zuckerberg, Sheryl Sandberg, Jan Koum, Marc Andreessen, Peter Thiel, David Fischer, Michael Schroepfer, and David Wehner (“Count III”).
25.On December 7, 2021, Defendants moved to dismiss the SAC (Trans. ID 67147649), the Parties briefed the motion between January and May 2022 and on February 16, 2023 the Court held oral argument (Trans. IDs 67241449, 67411482, 67646580, 69181937, 69234755).
26.On May 10, 2023, the Court denied Defendants’ motion to dismiss Counts I and II as to all Defendants and granted Defendants’ motion to dismiss Count III as to all Defendants (and certain former defendants) except Zuckerberg (Trans. IDs 69993289, 70007496, 70054576).
27.Between May 22, 2023, and November 4, 2024, Co-Lead Plaintiffs served Meta with four requests for production of documents, four sets of interrogatories, and one set of requests for admissions.
28.Between May 22, 2023, and June 3, 2024, Co-Lead Plaintiffs served the Defendants with three requests for production of documents and three sets of interrogatories.
29.Between June 20, 2023, and October 24, 2024, Co-Lead Plaintiffs served subpoenas on over thirty third parties, including PricewaterhouseCoopers LLP, Samuel Lessin, Munger, Tolles & Olson LLP, Protiviti Inc., Dropbox Inc., CZI Holdings, LLC, Chan Zuckerberg Initiative, LLC, Andrew Houston, Tracey Travis, Robert Kimmitt, and Nancy Killefer.2
2 Co-Lead Plaintiffs also served subpoenas on: Ernst & Young LLP, Wilmer Cutler Pickering Hale and Door LLP, Paul, Weiss, Rifkind, Wharton & Garrison LLP, Gibson, Dunn & Crutcher LLP, Zynga Inc., Tinder, Inc., Spotify USA Inc., Samsung Electronics America, Inc., RBC Capital Markets, LLC, Palantir Technologies Inc., Offer Up Inc., Netflix, Inc., Microsoft Corporation, Lyft, Inc., Circle Internet Financial, LLC, BMW of North America, LLC, Apple Inc., Amazon.com, Inc., Alphabet Inc., American Express Co., Paypal Holdings, Inc., and the Bill & Melinda Gates Foundation, LLC.

30.On July 10, 2023, the Company answered the SAC (Trans. ID 70337307).
31.On September 15, 2023, the Defendants answered the SAC (Trans. IDs 70877392, 70878033).
32.Between November 21, 2023 and November 4, 2024, Defendants served Plaintiffs with forty-nine requests for production and twenty-seven interrogatories.
33.On April 3, 2024, Co-Lead Plaintiffs served ESI-Related Interrogatories on Defendants Mark Zuckerberg, Sheryl Sandberg, Peggy Alford, Marc L. Andreessen, Kenneth I. Chenault, Peter A. Thiel, Jeffery D. Zients, Erskine B. Bowles, Susan Desmond-Hellman, Reed Hastings, and Konstantinos Papamiltiadis.
34.Between September 24, 2024 and February 26, 2025, Co-Lead Plaintiffs deposed twenty-six fact witnesses, including Michael Vernal, Defendant Peggy Alford, Ime Archibong, Defendant Peter Thiel, Michael Richter, Yul Kwon, Douglas Purdy, Tracey Travis, Defendant Susan Desmond-Hellmann, Justin Osofsky, Defendant Konstantinos Papamiltiadis, Colin Stretch, Defendant Reed Hastings, Robert Kimmitt, Defendant Mark Zuckerberg, Defendant Sheryl Sandberg, Carolyn Holcomb (PricewaterhouseCoopers LLP), Andrew Houston, Daniel Rose, Edward O’Neil, then-Defendant Jan Koum, Defendant Marc Andreessen, Defendant Kenneth Chenault, Jeffrey Sanchez (Protiviti), Defendant Jeffrey Zients, and Erin Egan.
35.On September 25, 2024, Co-Lead Plaintiffs filed their Motion for Curative Relief and Sanctions against Defendants Sheryl Sandberg and Jeffrey Zients, which Co-Lead Plaintiffs, Sandberg, and Zients briefed through November 22, 2024 (Trans. IDs 74573319, 74975247, 75037940).
36.On November 12, 2024, the Parties engaged in an all-day unsuccessful mediation before the Honorable Layn R. Phillips (the “Mediator”); the mediation was preceded by written mediation statements, and followed by supplemental written submissions, at the Mediator’s request.

37.On December 6, 2024, Co-Lead Plaintiffs filed a Motion to Compel Defendant Kenneth Chenault to Appear for a Deposition, and on December 20, 2024, withdrew that motion upon Defendant Kenneth Chenault’s agreement to sit for a deposition (Trans. ID 75284488).
38.On December 9, 2024, the Court held oral argument on Co-Lead Plaintiffs’ Motion for Sanctions, which the Court granted, in part, in a January 21, 2025, memorandum opinion (Trans. IDs 75177555, 75310521, 75480942).
39.On December 11, 2024, Co-Lead Plaintiffs filed their Motion to Hold the Deposition of Mark Zuckerberg in Accordance with Court of Chancery Rule 30, which Co-Lead Plaintiffs and Zuckerberg briefed through January 14, 2025, and the Court granted on January 15, 2025 (Trans. IDs 75202100, 75374400, 75422416, 75440859).
40.On January 17, 2025, Co-Lead Plaintiffs and Defendants each served affirmative reports from three expert witnesses.
41.Between February 7, 2025 and March 18, 2025, each of Co-Lead Plaintiffs were deposed by Defendants.
42.On February 12, 2025, Plaintiffs filed a Motion for Voluntary Dismissal of Defendant Jan Koum with Prejudice (Trans. 75619256), which the Court granted on May 6, 2025 (Trans. ID 76215096).
43.On February 13, 2025, the Parties engaged in a second unsuccessful, all-day mediation before the Mediator, which was preceded by additional written submissions.
44.On February 14, 2025, Co-Lead Plaintiffs served rebuttal reports from four expert witnesses, and Defendants served rebuttal reports from three expert witnesses.
45.Between February 27, 2025 and March 24, 2025, Co-Lead Plaintiffs deposed each of Defendants’ four experts.
46.Between March 7, 2025 and March 14, 2025, Defendants deposed each of Co-Lead Plaintiffs’ five experts.
47.On March 26, 2025, the trial was rescheduled from April 2–4 and April 7–11, 2025 to July 16–18, 2025, and July 21–25, 2025 (Trans. ID 75938596).

48.On March 31, 2025, the Parties engaged in a third unsuccessful, all-day mediation before the Mediator.
49.On June 3, 2025, the Parties engaged in a fourth unsuccessful, all-day mediation before the Mediator, which was preceded by written submissions.
50.On June 19, 2025, the Parties filed simultaneous pretrial briefs (Trans. IDs 76324150, 76486405).
51.On July 16, 2025, trial in this Action commenced.
52.On the morning of July 17, 2025, following the receipt of a mediator’s proposal to resolve the Action, the Parties reached an agreement in principle to settle the Released Claims and reported their agreement in principle to the Court. The Court then adjourned the trial.
53.In connection with settlement discussions and negotiations leading to the proposed Settlement set forth in the Settlement Stipulation, counsel for the Parties did not discuss the appropriateness or amount of any application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses.
54.On December 5, 2025, the Court entered the Scheduling Order in connection with the Settlement which, among other things, authorized this Notice to be provided to Current Company Stockholders and scheduled the Settlement Hearing to consider whether to grant final approval of the Settlement.

WHAT ARE THE TERMS OF THE SETTLEMENT?
55.In consideration of the full settlement, compromise, and release of the Released Plaintiffs’ Claims (defined below) against the Released Defendant Parties (defined below) and the dismissal with prejudice of the Action, the Parties have agreed to a cash settlement of $190,000,000.00 (the “Monetary Settlement Amount”) and the implementation of corporate-governance reforms reflected in Exhibit A to the Settlement Stipulation (and summarized below).
56.In addition to the Monetary Settlement Amount, the settlement includes a number of governance enhancements that the Company has agreed to undertake in order to resolve the Action, including:
1.Whistleblower Program: The Company will incorporate explicit language regarding reporting concerns about suspected privacy violations of laws and regulations, including suspected violations of the 2020 FTC Consent Order or its provisions or Meta’s privacy policies and will report summaries of all identified privacy issues to a designated committee of the Board on a quarterly basis. The Company will also maintain prohibitions of retaliation against individuals who report known or suspected violations of Meta’s privacy obligations and allow employees to make reports regarding any suspected compliance violations by phone, email, website and other means, including through a SpeakUp hotline, and any such reports can be made anonymously.
2.Director Code of Conduct: The Company will adopt a separate director code of conduct that would include provisions covering conflicts of interest, confidentiality, compliance with laws and regulations, and illegal behavior.
3.Director Conflict of Interest Policy: The Company will amend its Director Conflict of Interest Policy to remove Mr. Zuckerberg’s decision-making authority over potential director conflicts.
4.Insider Trading Policy: The Company will make all 10b5-1 trading plans under Meta’s 10b5-1 Trading Plan Policy for executive officers subject to the approval or ratification of the Company’s Chief Legal Officer (or designee) before any stock sales contemplated by such plans may be effectuated, and any such trading plan may only be terminated early or modified (as defined in Meta’s 10b5-1 Trading Plan Policy) once per year.

WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT?
57.Plaintiffs maintain that they brought their claims in good faith and continue to believe that their claims have merit but, based upon Plaintiffs’ and Plaintiffs’ Counsel’s investigation and taking into consideration the risks of continued litigation and the relative costs and benefits to the Company of continuing this Action, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is fair, reasonable, adequate, and in the best interests of the Company and its stockholders. Based on Plaintiffs’ direct oversight of the prosecution of this Action, and with the advice of their counsel, Plaintiffs have agreed to settle, compromise, and release the claims asserted in the Action pursuant to the Settlement, after considering (i) the substantial financial benefit and corporate governance reforms provided under the proposed Settlement; (ii) the attendant risks of continued

litigation and the uncertainty of the outcome of the Released Plaintiffs’ Claims; (iii) the probability of success on the merits of the Released Plaintiffs’ Claims; (iv) problems of proof associated with, and possible defenses to, the Released Plaintiffs’ Claims; (v) the probability of recovering equitable relief and/or damages at trial; (vi) the desirability of permitting the Settlement to be consummated according to its terms; and (vii) the expense and length of continued proceedings necessary to prosecute the Released Plaintiffs’ Claims against Defendants through trial and appeals.
58.Defendants vigorously argued that they acted appropriately and are not subject to liability or damages, and have denied, and continue to expressly deny, each and all of the claims and contentions alleged by Plaintiffs including any and all allegations of fault, wrongdoing, liability, and the existence of any damages asserted in the Complaint. Without limiting the generality of the foregoing, Defendants have denied, and continue to expressly deny, that they have committed any breach of fiduciary duty or wrongdoing, have aided or abetted any such breach or wrongdoing, or have violated any law or statutory duty whatsoever, and each Defendant expressly maintains that he, she, or it has acted properly and in good faith and has diligently and scrupulously complied with his, her, or its statutory, fiduciary, and other legal duties, to the extent such duties exist, or that the Company or its stockholders suffered any damages or were harmed as a result of any conduct alleged in the Complaint or otherwise. Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of the Company and its stockholders. Defendants are entering into the Settlement Stipulation and the Settlement solely to eliminate the burden, expense, disruption, and distraction inherent in further litigation, and thus have concluded that it is desirable that the claims against them be settled on the terms reflected in the Settlement Stipulation. The Settlement Stipulation shall in no event be construed or deemed to be evidence of or an admission or concession on the part of any of the Defendants with respect to any claim or allegation of any fault or liability or wrongdoing or damage whatsoever, or any infirmity in the defenses that Defendants have, or could have, asserted in the Action.

WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE?
59.If the Settlement is approved, the Court will enter a Final Order and Judgment (the “Judgment”). Pursuant to the Judgment, the claims asserted against Defendants in the Action will be dismissed with prejudice and the following releases will occur:

(i)As of the Effective Date, Meta acting directly, Plaintiffs or any other Company stockholders acting derivatively on behalf of Meta, and any of their respective legal representatives, heirs, executors, administrators, predecessors, successors, predecessors-in-interest, successors-in interest and assigns, shall be deemed to have, and by operation of law and of the Judgment shall have, fully, finally, completely, and forever compromised, settled, released, resolved, relinquished, waived, discharged, extinguished, and dismissed with prejudice, and shall forever be barred and enjoined from commencing, instituting, instigating, facilitating, asserting, maintaining, participating in, supporting, or prosecuting any and all Released Plaintiffs’ Claims (including Unknown Claims) against any of the Defendants and the other Released Defendant Parties.
(ii)As of the Effective Date, Defendants and Meta shall be deemed to have, and by operation of law and the Judgment shall have, completely, fully, finally, and forever, compromised, settled, released, discharged, extinguished, relinquished, and dismissed with prejudice, and shall forever be enjoined from commencing, instituting, instigating, facilitating, asserting, maintaining, participating in, or prosecuting any and all Released Defendants’ Claims against the Released Plaintiff Parties.
60.For avoidance of doubt, the following capitalized terms used in the above paragraph shall have the meanings specified below:
(i)“Released Defendants’ Claims” means, as against the Released Plaintiff Parties, all claims and causes of action, whether known claims or Unknown Claims, whether arising under state, federal, common, local, statutory, regulatory, foreign, or other law or rule that arise out of or relate in any way to the institution, prosecution, settlement, or dismissal of the claims asserted in the Action, except for claims to enforce the Settlement Stipulation or the Settlement.
(ii)“Released Defendant Parties” means (i) Defendants; (ii) Meta; and (iii) each of the foregoing’s respective successors-in-interest, successors, predecessors-in-interest, predecessors, representatives, current and former stockholders, members, parents, subsidiaries, affiliates, funds, directors, officers, employees, agents, insurers, reinsurers, counselors, attorneys, advisors, limited partners, general partners, partnerships, members, managers, consultants, bankers, financial advisors, publicists, accountants, auditors, immediate family members, trustees, executors, administrators, estates, heirs, insurers, assigns, and transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under or through, any of them, and each of them, together with their predecessors-in-interest, predecessors, successors-in-interest, successors, and assigns.

(iii)“Released Plaintiffs’ Claims” means, as against the Released Defendant Parties, any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues, controversies, and causes of action of any and every kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims, whether arising under or based on state, local, federal, common, statutory, regulatory, foreign, or other law or rule, or in equity, against any of the Released Defendant Parties that (i) were asserted in any complaint filed in the Action; (ii) were asserted, could have been asserted, now could be asserted, or in the future could be, can be, or might be asserted by Meta, or Plaintiffs or any other Company stockholder acting derivatively on behalf of the Company, in any other court, tribunal, proceeding, or forum, that concern, involve, arise out of, or relate to any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances as those set forth in any complaint filed in the Action; or (iii) were asserted, could have been asserted, now could be asserted, or in the future could be, can be, or might be asserted by Plaintiffs or any other Company stockholder derivatively on behalf of the Company in any other court, tribunal, proceeding, or forum, that concern, involve, arise out of or relate to any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances as those set forth in any complaint filed in the Action or the Consolidated Section 220 Action; provided, however, that the Released Plaintiffs’ Claims shall not include (i) any claims to enforce the Settlement Stipulation or the Settlement, (ii) any direct claims of any stockholder of Meta, including, but not limited to, the direct claims asserted in the matter In re Facebook, Inc. Securities Litigation, No. 5:18-cv-01725-EJD (N.D. Cal.) or other claims for violations or federal securities laws; or (iii) any claim that any Party may have against any Insurer that concerns, involves, arises out of, or relates to the subject matter of the Action, including with respect to obligations to fund the Monetary Settlement Amount or any portion thereof.
(iv)“Released Plaintiff Parties” means (i) Plaintiffs; and (ii) each of the foregoing’s respective successors-in-interest, successors, predecessors-in-interest, predecessors, representatives, current and former stockholders, members, parents, subsidiaries, affiliates, funds, directors, officers, employees, agents, insurers, reinsurers, counselors, attorneys, advisors, limited partners, general partners, partnerships, members, managers, consultants, bankers, financial advisors, publicists, accountants, auditors, immediate family members, trustees, executors, administrators, estates, heirs, insurers, assigns, and transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under or through, any of them, and each of them, together with their predecessors-in-interest, predecessors, successors-in-interest, successors, and assigns.
(v)“Unknown Claims” means any claims that a releasing Person or Current Meta Stockholder does not know or suspect exists in his, her, or its favor at the time of the release of the Released Claims as against the Released Parties, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to the Settlement. With respect to any and all Released Claims, the Parties stipulate and agree that, upon the Effective Date, Plaintiffs and Defendants shall expressly waive, and each Current Meta Stockholder and Released Party shall be deemed to have waived, and by operation of the Judgment shall have expressly waived, relinquished, and released any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States or other jurisdiction, or principle of common law or foreign law, which is similar, comparable, or equivalent to Cal. Civ. Code §1542, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
The Released Parties acknowledge, and each Current Meta Stockholder by operation of law are deemed to acknowledge, that they may discover facts in addition to or different from those now known or believed to be true with respect to the Released Claims, but that it is the intention of the Parties, and by operation of law, the Released Parties and each Current Meta Stockholder, to completely, fully, finally, and forever extinguish any and all Released Claims, whether known claims or Unknown Claims, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts, that could have been asserted in a derivative capacity. The Parties also acknowledge, and the Released Parties and each Current Meta Stockholder by operation of law are deemed to acknowledge, that the inclusion of “Unknown Claims” in the definition of Released Claims is separately bargained for and is a key element of the Settlement.

61.By Order of the Court, all proceedings in the Action, other than proceedings as may be necessary to carry out the terms and conditions of the Settlement Stipulation, are stayed and suspended until further order of the Court. Pending final determination of whether the Settlement should be approved, Plaintiffs, Meta, Meta’s current stockholders, and anyone acting or purporting to act on behalf of, in the stead of, any of them, are barred and enjoined to the maximum extent permitted under law from commencing, pursuing, prosecuting, instigating, maintaining, or in any way participating in the commencement, pursuit, continuation, or prosecution of any action asserting any of the Released Claims against any of the Released Parties.

HOW WILL THE ATTORNEYS BE PAID?
62.Plaintiffs’ Counsel intends to petition the Court for an award of (i) attorney’s fees, which shall be for an amount no greater than 30.0% of the Monetary Settlement Amount, (ii) reasonable expenses incurred in connection with the Action, which shall be for an amount no greater than $4,800,000.00, and (iii) incentive awards for each of the Co-Lead Plaintiffs, which shall be for an amount no greater than $20,000.00 each (the “Incentive Awards”).  Defendants and Meta agree that they will not object to or otherwise take any position on the Fee Award and Incentive Awards so long as they are inclusive of expenses and do not exceed 30% of the Monetary Settlement Amount. Plaintiffs reserve their right to seek reimbursement of reasonable expenses in addition to a Fee Award of up to 30% of the Monetary Settlement Amount.
63.The Court will determine the amount of any Fee and Expense Award to Plaintiffs’ Counsel and any Incentive Awards to Plaintiffs. Any Fee and Expense Award will be paid out of the Settlement Fund and any Incentive Awards will be paid solely from any Fee and Expense Award.

WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT?
64.The Court will consider the Settlement and all matters related to the Settlement at the Settlement Hearing. The Settlement Hearing will be held before Chancellor Kathaleen St. Jude McCormick on April 7, 2026, at 1:30 p.m. ET, in

the Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.
65.At the Settlement Hearing, the Court will, among other things: (i) determine whether the proposed Settlement should be approved as fair, reasonable, and adequate and in the best interests of Meta, and should be approved by the Court; (ii) hear and rule on any objections to the Settlement; (iii) determine whether an Order and Final Judgment should be entered substantially in the form as Exhibit E to the Settlement Stipulation, dismissing the Action with prejudice; releasing all of the Released Claims against the Released Parties; and barring and enjoining prosecution of any and all Released Claims against any and all respective Released Parties; (iv) consider whether and in what amount any Fee and Expense Award should be paid to Plaintiffs’ Counsel; and (v) rule on other such matters as the Court may deem appropriate.
66.Please Note: The Court has reserved the right to adjourn the Settlement Hearing or any adjournment thereof, including the consideration of Fee and Expense Application, without further notice of any kind other than by oral announcement at the Settlement Hearing or any adjournment thereof. The Court has further reserved the right to approve the Settlement Stipulation and the Settlement at or after the Settlement Hearing, with such modifications as may be consented to by the Parties and without further notice to Meta stockholders. The Settlement Hearing may be converted to a hearing by Zoom or telephone, in which case information about how to attend the hearing remotely will be provided on the docket. You should monitor the Court’s docket and Meta’s Investor Relations’ website, as indicated in paragraph 73 below, before making plans to attend the Settlement Hearing. You may also confirm the date and time of the Settlement Hearing by contacting Plaintiffs’ Counsel as indicated in paragraph 67 below.
67.Any Current Company Stockholder who or which continues to own shares of Meta common stock as of April 7, 2026, the date of the Settlement Hearing, may object to the Settlement and/or the Fee and Expense Application. Objections must be in writing and filed with the Register in Chancery at the address set forth below on or before March 13, 2026. Objections must also be served on counsel for Plaintiffs, the Individual Defendants and the Company by hand, first class U.S. mail, or express service, at the addresses set forth below such that they are received on or before March 13, 2026.

Register in Chancery Register in Chancery Delaware Court of Chancery Leonard L. Williams Justice Center 500 North King Street Wilmington, DE 19801
Counsel for Plaintiffs

Samuel L. Closic
Prickett Jones & Elliott, P.A.
1310 North King Street
Wilmington, Delaware 19801

Frederic S. Fox
Kaplan Fox & Kilsheimer LLP
800 Third Avenue
38th Floor
New York, NY 10022

Justin O. Reliford
Scott+Scott Attorneys at Law, LLP
222 Delaware Avenue, Suite 1050
Wilmington, Delaware 19801

Counsel for the Individual Defendants

Berton W. Ashman, Jr.
Potter Anderson & Corroon LLP
Hercules Building
1313 North Market Street, 6th Floor
Wilmington, Delaware 19801

Counsel for the Company

R. Garrett Rice
Ross Aronstam & Moritz LLP
Hercules Building
1313 North Market Street, Suite 1001
Wilmington, Delaware 19801

Counsel for the Company R. Garrett Rice Ross Aronstam & Moritz LLP Hercules Building 1313 North Market Street, Suite 1001 Wilmington, Delaware 19801
68.Any objections must: (i) identify the case name and civil action number, “In re Facebook Inc. Derivative Litigation, Consol. C.A. No. 2018-0307-KSJM (Del. Ch.)”; (ii) state the name, address, and telephone number of the Objector and, if represented by counsel, the name, address, and telephone number of the Objector’s counsel; (iii) be signed by the Objector; (iv) state with specificity the grounds for and purpose of the objection, including a detailed statement of the specific legal and factual basis for each and every objection; (v) if the Objector has indicated that he, she, or it intends to appear at the Settlement Hearing, the identity of any witnesses the Objector may call to testify, and any exhibits the Objector intends to introduce into evidence at the hearing; and (vi) include documentation sufficient to prove that the objector owned shares of Meta common stock as of the close of trading on the date of entry of the Scheduling Order.
69.Company stockholders may file a written objection without having to appear at the Settlement Hearing. Unless the Court orders otherwise, however, no one may appear at the Settlement Hearing to present their objections unless they first filed and served a written objection in accordance with the procedures described above.
70.Persons who file and serve a timely written objection as described above and who wish to be heard orally at the Settlement Hearing in opposition to the approval of the Settlement or the Fee and Expense Application must also file a notice of appearance with the Court and serve it on counsel for Plaintiffs, the Individual Defendants, and the Company at the addresses set forth in paragraph 67 above so that it is received on or before March 13, 2026. Persons who intend to object and desire to present evidence at the Settlement Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Such persons may be heard orally at the discretion of the Court.
71.You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Hearing. However, if you decide to hire an attorney, that attorney must file a notice of appearance with the Court and serve it on counsel for Plaintiffs, the Individual Defendants, and the Company at the addresses set forth in paragraph 67 above so that the notice is received on or before March 13, 2026.
72.Unless the Court orders otherwise, any Current Company stockholder who or which does not make his, her, or its objection in the manner provided herein shall: (i) be deemed to have waived and forfeited his, her, or its right to object to any aspect of the Settlement or the Fee and Expense Application; (ii) be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered approving the Settlement, and the Fee and Expense Application; and (iii) be deemed to have waived and to be forever barred and foreclosed from being heard, in this or any other proceeding, with respect to any matters concerning the Settlement or the Fee and Expense Application.

CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?
73.This Notice does not purport to be a comprehensive description of the Action, the allegations related thereto, or the terms of the Settlement. For a more detailed statement of the matters involved in the Action, you may view a copy of the Settlement Stipulation in the “Investor Relations” section of the Company’s website, https://investor.atmeta.com/Legal-Notices/default.aspx. You may also inspect the pleadings, the Settlement Stipulation, the orders entered by the Court, and other papers filed in the Action at the Office of the Register in Chancery in the Court of Chancery of the State of Delaware, Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801, during regular business hours of each business day. If you have questions regarding the Action or the Settlement, you may write, call, or email Plaintiffs’ Counsel: Samuel L. Closic at Prickett Jones & Elliott, P.A., 1310 N. King Street, Wilmington, Delaware 19801, (302) 888-6517, slclosic@prickett.com, Frederic S. Fox at Kaplan Fox & Kilsheimer LLP, 800 Third Avenue, 38th Floor, New York, NY 10022, (212) 687-1980, ffox@kaplanfox.com, and Justin O. Reliford at Scott+Scott Attorneys at Law LLP, 322 Delaware Avenue, Suite 1050, Wilmington, Delaware 19801, (302) 578-7344, jreliford@scott-scott.com.

DO NOT CALL OR WRITE THE COURT REGARDING THIS NOTICE.

Dated: December 10, 2025

BY ORDER OF THE COURT OF
CHANCERY OF THE STATE OF
DELAWARE
C-21